Exhibit 32.1
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Nicaragua Rising, Inc., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Annual Report on Form 10-K for the year ended October 31, 2009 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: January 29, 2010	WILLIAM P. MOORE
William P. Moore
Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Nicaragua Rising, Inc. and will be retained by Nicaragua Rising, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.